UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 8, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 8, 2023, Faraday Future Intelligent Electric Inc. (the “Company”) issued a press release announcing its results for the full year and quarter ended December 31, 2022. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

In connection with the conference call to be held by the Company on March 8, 2023 to discuss its results for the full year and fourth quarter ended December 31, 2022, the Company intends to reference the presentation furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Copies of the press release and presentation are available in the Investor Relations section of the Company’s website located at www.investors.ff.com. A recording of the conference call will be available after the event on the same website.

The information contained in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
99.1	Press Release issued by the Company on March 8, 2023
99.2	Investor presentation dated March 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: March 8, 2023	By:	/s/ Yun Han
	Name:	Yun Han
	Title:	Interim Chief Financial Officer and Chief Accounting Officer

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